UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (708) 349-3300

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On February 7, 2005, Andrew Corporation (the “Company”) issued a press release announcing that it has been notified by one of its customers of an abnormally high field failure rate for a specific component, supplied by a third-party vendor, that is used in certain base station subsystem product lines. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated February 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: February 8, 2005	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer